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                                                              Exhibit 10.19


                    CENTRAL FINANCIAL ACCEPTANCE CORPORATION
                               CONTINUING GUARANTY

TO:  Bank of America National Trust
     and Savings Association, as Agent ("Agent")

                             PRELIMINARY STATEMENTS:

                  A. Concurrently herewith, Central Installment Credit Corporation (the "Borrower") and Banner's Central Electric, Inc. ("BCE"; collectively with the Borrower, the "Obligors"), the Banks named therein (the "Banks") and Bank of America National Trust and Savings Association, as agent (the "Agent"), are entering into that Third Amended and Restated Loan Agreement dated as of June 24, 1996 (said agreement, as it may hereafter be amended, supplemented, restated or otherwise modified from time to time, is referred to herein as the "Loan Agreement"; capitalized terms used herein without definition shall have the meanings assigned those terms in the Loan Agreement).

                  B. It is a condition precedent to the effectiveness of the Loan Agreement that the undersigned ("Guarantor") enter into this Guaranty, guarantying all obligations of every nature of Obligors from time to time owed under or in respect of the Loan Agreement, the Loans, and the other Loan Documents (all such obligations are referred to herein as the "Obligations").

                  NOW, THEREFORE, the Guarantor agrees as follows:

                  1. For valuable consideration, the Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Agent, or order, on demand, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Agent and the Banks (collectively the "Guarantied Parties" or individually a "Guarantied Party"). The term Obligations is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Obligors, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all attorneys' fees (including the allocated cost of in-house counsel), costs, premiums, charges, or interest owed by the Obligors to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Obligors may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

                  2. The liability of the Guarantor under this Guaranty (exclusive of liability under any other guaranties executed by the Guarantor) shall not exceed at any one time the full amount

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of the Obligations. Any Guarantied Party may permit the indebtedness of the
Obligors to exceed the Guarantor's liability, and may apply any amounts received from any source, other than from the Guarantor, to the unguaranteed portion of the Obligors's indebtedness. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Obligors to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations. Any payment by the Guarantor shall not reduce its maximum obligation hereunder, unless written notice to that effect is actually received by the Agent at or prior to the time of such payment.

                  3. The Guarantor agrees that it is directly and primarily liable to the Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Obligors, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Obligors or whether the Obligors is joined in any such action or actions. The Guarantor agrees that any releases which may be given by any Guarantied Party to the Obligors or any other guarantor shall not release it from this Guaranty.

                  4. The Guarantor agrees and covenants that it will not grant, create, incur, assume, permit to exist, directly or indirectly, any Lien of any kind on or with respect to any of its Assets, whether now owned or hereinafter acquired, other than (a) a grant of a security interest in the capital stock of its subsidiary known as Central Installment Credit Corporation, a California corporation, to Agent for the benefit of Agent and the Banks, and (b) the grant of a security interest in the capital stock of its other subsidiaries to support credit extended by banks or other financial institutions to such other subsidiaries.

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                  5. The obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the
Guarantor:

                  (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

                  (b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Loan Agreement;

                  (c) the waiver of the payment, performance or observance of any of the Obligations;

                  (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

                  (e) any failure, omission or delay on the part of any Guarantied Party to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Loan Agreement, any other Loan Document or any other indulgence or similar act on the part of any Guarantied Party in good faith and in compliance with applicable law;

                  (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of Creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Obligors or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

                  (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or

                  (h) the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

         To the extent any of the foregoing refers to any actions which any Guarantied Party may take, the Guarantor hereby agrees that any Guarantied Party may take such actions in such manner, upon such terms, and at such times as that Guarantied Party, in its discretion, deems advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

         6.  The Guarantor hereby waives:

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                  (a) any and all rights to require any Guarantied Party to
prosecute or seek to enforce any remedies against the Obligors or any other party liable to any Guarantied Party on account of the Obligations;

                  (b) any right to assert against any Guarantied Party any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Obligors or any other party liable to any Guarantied Party in any way or manner under the Loan Agreement;

                  (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

                  (d) any defense arising by reason of any claim or defense based upon an election of remedies by any Guarantied Party including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Obligors for reimbursement, or any other rights of the Guarantor to proceed against the Obligors, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by any Guarantied Party of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Obligors, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder;

                  (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled; and

                  (f) without limiting the generality of the foregoing, the Guarantor hereby expressly waives any and all benefits of California Civil Code Sections 2809, 2810, 2819, 2825, 2839 and 2845 through 2850.

                  7. The Guarantor understands and acknowledges that if the Agent forecloses, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness, that foreclosure could impair or destroy any ability that the Guarantor may have to seek reimbursement, contribution or indemnification from the Obligors or others based on any right the Guarantor may have of subrogation, reimbursement, contribution or indemnification for any amounts paid by the Guarantor under this Guaranty. The Guarantor further understands and acknowledges that in the absence of this paragraph, such potential impairment or destruction of the Guarantor's rights, if any, may entitle the Guarantor to assert a defense to this Guaranty based on
Section 580d of the California Code of Civil Procedure as interpreted in Union Bank v. Gradsky, 265 Cal. App. 2d. 40 (1968). By executing this Guaranty, the Guarantor freely, irrevocably and unconditionally: (i) waives and relinquishes that defense and agrees that the

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Guarantor will be fully liable under this Guaranty even though the Agent may foreclose, either by judicial foreclosure or by exercise of power of sale, any deed of trust securing the indebtedness; (ii) agrees that the Guarantor will not assert that defense in any action or proceeding which the Agent may commence to enforce this Guaranty; (iii) acknowledges and agrees that the rights and defenses waived by the Guarantor in this Guaranty include any right or defense that the Guarantor may have or be entitled to assert based upon or arising out of any one or more of Sections 580a, 580b, 580d or 726 of the California Code of Civil Procedure or Section 2848 of the California Civil Code; and (iv) acknowledges and agrees that the Guarantied Parties are relying on this waiver in creating the indebtedness, and that this waiver is a material part of the consideration which the Guarantied Parties are receiving for creating the indebtedness.

                  8. The Guarantor is presently informed of the financial condition of the Obligors and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Obligors, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require any Guarantied Party to disclose to it any information which any Guarantied Party may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

                  9. The Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

                  10. The Guarantor represents and warrants for and with respect to itself that:

                  (a) The Guarantor is a corporation duly organized and existing under the laws of the State of Delaware, and is properly licensed and in good standing in, and where necessary to maintain its rights and privileges have complied with the fictitious name statute of, every jurisdiction in which it is doing business, except where the failure to be licensed or be in good standing or comply with any such statute will not have a material adverse effect on the ability of the Guarantor to perform its obligations hereunder or under any instrument or agreement required hereunder;

                  (b) The execution, delivery and performance of this Guaranty and any instrument or agreement required hereunder are within the power of the Guarantor, have been duly authorized by, and are not in conflict with the terms of any charter, by-law or other organization papers of, the Guarantor;

                  (c) No approval, consent, exemption or other action by, or notice to or filing with, any governmental authority is necessary in connection with the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder, except as

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may have been obtained and certified copies of which have been delivered to the
Guarantied Parties;

                  (d) There is no law, rule or regulation, nor is there any judgment, decree or order of any court or governmental authority binding on the Guarantor, which would be contravened by the execution, delivery, performance or enforcement of this Guaranty or any instrument or agreement required hereunder;

                  (e) This Guaranty is a legal, valid and binding agreement of the Guarantor, enforceable against the Guarantor in accordance with its terms, and any instrument or agreement required hereunder, when executed and delivered, will be similarly legal, valid, binding and enforceable, except where enforceability thereof may be limited by applicable law relating to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally or by the application of general principles of equity;

                  (f) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

                  (g) The execution, delivery and performance by the Guarantor of this Guaranty does not constitute, to the best knowledge of Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

                  11. Any one of the following events shall constitute an "Event of Bankruptcy:"

                  (a) The Guarantor or the Obligors is generally not paying or admits in writing its inability to pay its debts as such debts become due, or files any petition or action for relief under any bankruptcy, reorganization, insolvency, or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors, or takes any corporate action in furtherance of any of the foregoing;

                  (b) An involuntary petition is filed against the Guarantor or the Obligors under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of the Guarantor or the Obligors, unless such petition or appointment is set aside or withdrawn or ceases to be in effect within sixty (60) days from the date of said filing or appointment.

                  Upon the occurrence of an Event of Bankruptcy, without notice or demand, any and all of the Guarantor's obligations under this Guaranty shall become due, payable and enforceable against the Guarantor whether or not the Obligations are then due and payable.

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                  12. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Loan Agreement and, in the case of the Guarantor, in care of the Obligors.

                  13. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by the Guarantor without the prior written consent of the Guarantied Parties which shall be in the Guarantied Parties' sole and absolute discretion.

                  14. No failure or delay by any Guarantied Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                  15. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of any Guarantied Party, including reasonable fees and disbursements of counsel (including the allocated cost of in-house counsel and staff) for the Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all out-of-pocket expenses incurred by the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of in-house counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

                  16. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

                  17. This Guaranty and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of California.

                  18. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                  19. Any indebtedness of the Obligors now or hereafter held by Guarantor is hereby subordinated to the indebtedness of the Obligors to the Guarantied Parties; and such indebtedness of the Obligors to the Guarantor if the Agent so requests shall be collected, enforced and received by Guarantor as trustee for the Guarantied Parties and be paid over to the Agent on account of the indebtedness of the Obligors to the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this Guaranty.

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                  20. It is not necessary for the Guarantied Parties to inquire into the powers of the Obligors or of the officers, directors or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                  21. Arbitration:

                  (a) This arbitration provision relates to and governs the resolution of any controversies or claims between and among the Guarantor, the Obligors, the Agent, the Collateral Agent, and the Banks (hereinafter in this provision collectively referred to as the "Parties"), or any subset of them, that in any way relate or pertain to the Loan Documents or the transactions or dealings among the Parties with respect thereto, including but not limited to any controversies or claims that arise from:

                           (i) This Guaranty (including any renewals,
                  restatements, amendments, supplements, extensions or modifications of this Guaranty) or any other Loan Document;

                           (ii) Any document, agreement or procedure related to
                  or delivered in connection with this Guaranty or any other Loan Document;

                           (iii) Any breach or violation by any Party of this
                  Guaranty or any other Loan Document; or

                           (iv) Any claim for damages (whether in tort or
                  contract) resulting from any business conducted between the Parties or any subset of them that in any way pertains to the Loan Documents or the transactions contemplated thereby.

                  (b) At the request of any Party, any such controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Guaranty provides that it is governed by California law.

                  (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within Los Angeles County, California.

                  (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and, if so, to dismiss the arbitration on that basis.

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                  (e) If there is a dispute as to whether an issue is
arbitrable, the arbitrators will have the authority to resolve any such dispute.

                  (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                  (g) The procedure described above in this Section will not apply if the controversy or claim, at the time of the proposed submission to arbitration, arises from or relates to an obligation owed to Collateral Agent, Agent, or any Bank that is secured by real property located in California. In this case, all affected Parties must consent to submission of the claim or controversy to arbitration. If such affected Parties do not consent to arbitration, the controversy or claim will be settled as follows:

                           (i) The affected Parties will designate a referee (or
                  a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (ii) The designated referee (or the panel of
                  referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                           (iii) The referee (or the presiding referee of the
                  panel) will be an active attorney or a retired judge; and

                           (iv) The award that results from the decision of the
                  referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                  (h) This provision does not limit the right of the Parties to:

                           (i) exercise self-help remedies such as setoff;

                           (ii) foreclose against or sell any real or personal
                  property collateral; or

                           (iii) act in a court of law, before, during or after
                  the arbitration proceeding to obtain:

                                    (A) an interim remedy; and/or

                                    (B) additional or supplementary remedies.

                  (i) The pursuit of or a successful action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right

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of the Parties, including the suing party, to submit the controversy or claim to arbitration if the other party contests the lawsuit. However, if the controversy or claim arises from or relates to an obligation to Collateral Agent, Agent, or any Bank which is secured by real property located in California at the time of the proposed submission to arbitration, this right is limited according to the provision above requiring the consent of all affected Parties to seek resolution through arbitration.

                  (j) If the Collateral Agent, Agent or any Bank forecloses against any real property securing any obligation contained in any Loan Document, such foreclosing Party has the option to exercise the power of sale under the deed of trust or mortgage, or to proceed by judicial foreclosure.

                  Executed as of the 24th day of June 1996.

                                           CENTRAL FINANCIAL ACCEPTANCE
                                           CORPORATION

By:____________________________

Title:_________________________

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